NEWS RELEASE T. ROWE PRICE TO ACQUIRE OAK HILL ADVISORS, ACCELERATING EXPANSION INTO ALTERNATIVE INVESTMENT MARKETS OHA, a Leading Alternative Credit Manager with $53 Billion of Capital Under Management, to Become T. Rowe Price’s Private Markets Platform T. Rowe Price and OHA Plan to Scale Alternative Credit Capabilities Globally as Investor Demand Grows OHA to Operate Under the Leadership of Its CEO and Current Management Team T. Rowe Price to Host Conference Call Today at 9 a.m. Eastern Time Baltimore and New York: October 28, 2021 T. Rowe Price Group, Inc. (NASDAQ-GS: TROW), today announced a definitive agreement to purchase Oak Hill Advisors, L.P. (OHA), a leading alternative credit manager. Under the terms of the transaction, T. Rowe Price will acquire 100% of the equity of OHA and certain other entities that have common ownership for a purchase price of up to approximately $4.2 billion, with $3.3 billion payable at closing, approximately 74% in cash and 26% in T. Rowe Price common stock, and up to an additional $900 million in cash upon the achievement of certain business milestones beginning in 2025. The purchase price includes the retirement of OHA debt outstanding at closing. Excluding amortization of intangibles and the expense impact of the earnout, the transaction is expected to be accretive to T. Rowe Price diluted earnings per share by a low-to-mid single digit percentage in 2022. OHA, a leading alternative credit manager, will become T. Rowe Price’s private markets platform, accelerating T. Rowe Price’s expansion into alternative investment markets and complementing T. Rowe Price’s existing global platform and ongoing strategic investments in its core investments and distribution capabilities. Alternative credit strategies continue to be in demand from institutional and retail investors across the globe seeking attractive yields and risk- adjusted returns. With $53 billion of capital under management as of July 31, 2021,1 across its private, distressed, special situations, liquid, structured credit, and real asset strategies and more than 300 employees in its global offices, OHA has generated attractive risk-adjusted returns over its more 1 Capital under management estimated as of July 31, 2021, pro forma for capital flows during the month of August. Includes net asset value, portfolio value, and/or unfunded capital. Uses respective USD exchange rates as of month-end for any non-USD assets.

than 30-year history. OHA’s performance, its global institutional client base, and the positive industry backdrop have positioned it to raise $19.4 billion of capital since January 2020. Scale is increasingly important as a competitive advantage in sourcing financing opportunities and driving differentiated returns across alternative credit markets. T. Rowe Price’s full range of equity, fixed income, and multi-asset solutions, along with its global footprint, is anticipated to facilitate these benefits of scale, offering greater opportunities for investors, borrowers, and financial sponsors. Given the limited overlap in investment strategies and client bases, the two firms expect to leverage complementary distribution opportunities. In addition, they plan to co- develop new products and strategies for T. Rowe Price’s wealth and retail channels, including its broker-dealer, bank, RIA, and platform businesses. T. Rowe Price has agreed to commit $500 million for co-investment and seed capital alongside OHA management and investors. Over time, both firms intend to explore opportunities to expand into other alternative asset categories. Bill Stromberg, chair of T. Rowe Price’s Board of Directors and chief executive officer, stated, "While we are committed to our long-term strategy to grow our business organically, we have also taken a deliberate and thoughtful approach to considering adding new capabilities through acquisitions that advance our business strategy. OHA meets the high bar we have set for inorganic opportunities, and their proven private credit expertise will help us meet our clients’ demand for alternative credit.” Rob Sharps, T. Rowe Price president, head of Investments, and group chief investment officer, added, “OHA and T. Rowe Price share organizational cultures that focus on long-term investment excellence and delivering value for clients and that are grounded in collaboration, trust, and integrity. As we bring together complementary capabilities and distribution, we can capitalize on growth opportunities for new product development that add value for our clients and stockholders. We share a vision with OHA’s seasoned management team to build a broader business in private markets by combining their specialty in alternative credit with our global scale.” Glenn August, founder and chief executive officer of OHA, stated, “Joining with T. Rowe Price will better position us to meet the evolving investment needs of clients, as well as the financing needs of companies and financial sponsors, while maintaining our record of measured and thoughtful growth. T. Rowe Price and OHA share a consistent approach, focusing on investment excellence, integrity, collaborative culture, and client partnership, that will help us build a stronger combined organization. I am grateful for the hard work and commitment of our team members and looking forward to the opportunities ahead.” While seeking to leverage the combined strengths of the two businesses, OHA will operate as a standalone business within T. Rowe Price; have autonomy over its investment process; and maintain its team, culture, and investment approach. August will continue in his current role and is expected to join T. Rowe Price’s Board of Directors and Management Committee following closing. Alongside August, all members of OHA’s partner management team will sign long-term agreements and continue to lead the business in their current roles.

The transaction has been unanimously approved by the T. Rowe Price Board of Directors and the partners of OHA and is expected to close late in the fourth quarter of 2021, subject to the satisfaction of customary closing conditions, including the receipt of regulatory clearances and approvals and client consents. Evercore served as financial advisor and Dechert LLP served as legal counsel to T. Rowe Price. J.P. Morgan Securities LLC and M. Klein & Company served as financial advisors and Paul, Weiss, Rifkind, Wharton & Garrison LLP served as legal counsel to OHA. CONFERENCE CALL INFORMATION T. Rowe Price will host a live audio webcast today at 9 a.m. eastern time to discuss the acquisition. Access to the webcast and presentation deck will be available via the firm’s Investor Relations website at troweprice.gcs-web.com/events. A replay will be available shortly after the conclusion of the meeting and archived online for a period of one year. ABOUT T. ROWE PRICE Founded in 1937, Baltimore-based T. Rowe Price (troweprice.com) is a global investment management organization with $1.61 trillion in assets under management as of September 30, 2021. The organization provides a broad array of mutual funds, subadvisory services, and separate account management for individual and institutional investors, retirement plans, and financial intermediaries. The company also offers a variety of sophisticated investment planning and guidance tools. T. Rowe Price's disciplined, risk-aware investment approach focuses on diversification, style consistency, and fundamental research. ABOUT OHA OHA is a leading alternative investment firm with $53 billion of capital under management (as of July 31, 2021) across its private, distressed, special situations, liquid, structured credit, and real asset strategies. OHA has generated attractive risk-adjusted returns over its more than 30-year history by specializing in performing and distressed credit related investments in North America, Europe, and other geographies. OHA employs more than 300 people globally and is headquartered in New York, with primary offices in London, Sydney, Hong Kong, Luxembourg, Fort Worth, and San Francisco. For further information about OHA, please visit oakhilladvisors.com. OTHER MATTERS Statements in this press release that are not historical facts are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. When used in this press release, words or phrases generally written in the future tense and/or preceded by words such as “will,” “may,” “could,” “expect,” “believe,” “anticipate,” “intend,” “plan,” “seek,” “estimate,” “preliminary,” or other similar words are forward-looking statements. Various forward-looking statements in this press release relate to the acquisition by T. Rowe Price of OHA, including regarding expected scale and distribution opportunities, operating efficiencies and results, growth, client and stockholder benefits, key assumptions, timing of closing of the transaction, revenue realization, expense synergies, financial benefits or returns, accretion, and integration costs. Forward-looking statements involve a number of known and unknown risks, uncertainties, and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. Important transaction-related and other risk factors that may cause such differences include: (i) the occurrence of any event, change, or other circumstances that could give rise to the termination of the purchase agreement; (ii) the transaction closing conditions may not be satisfied in a timely manner or at all, including due to the failure to obtain regulatory and client approvals; (iii) the announcement and pendency of the acquisition may disrupt T. Rowe Price’s and OHA’s business operations (including the threatened or actual loss of employees, clients, or suppliers); (iv) T. Rowe Price or OHA could experience financial or other setbacks if the transaction encounters unanticipated problems; (v) anticipated benefits of the transaction, including the realization of revenue, accretion, financial benefits or returns, and expense and other synergies, may not be fully realized or may take longer to realize than expected; (vi) client and investor interest in T. Rowe Price or the combined business’s products may be less than anticipated; and (vii) T. Rowe Price may be unable to successfully integrate OHA’s businesses with those of T. Rowe Price or to integrate the businesses within the anticipated time frame. Readers are cautioned that any forward-looking information provided by or on behalf of T. Rowe Price or OHA is not a guarantee of future performance. Actual results may differ materially from those in forward-looking information because of various factors including, but not limited to, those discussed above and in Item 1A, Risk Factors, included in T. Rowe Price’s Form 10-K Annual Report for 2020. Any forward-looking statements speak only as of the date on which they are made, and neither T. Rowe Price nor OHA undertake an obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. CONTACTS: T. Rowe Price Media Contacts Brian Lewbart (410) 345-2242 Brian.lewbart@troweprice.com Brett Philbin / Allison McLarty Edelman 646-270-6797 TRowePrice@edelman.com T. Rowe Price Investor Relations Linsley Carruth (410) 345-3717 Linsley.carruth@troweprice.com OHA Media Contacts Abi Genis / Brandon Pinto Sard Verbinnen & Co agenis@sardverb.com / bpinto@sardverb.com